UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 21, 2010, CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers”) adopted changes to their respective bylaws. The following describes the amendments that were made to each of CMS Energy’s and Consumers’ bylaws: Within Article IV, Shareholder Meetings, the Board, the Chairman or the Presiding Director can choose the Annual Meeting start time; in addition to the Chairman or the Board being empowered to call Special Meetings, the Presiding Director is likewise empowered; and the mode of making notice of meeting was modified to include any means permissible under Michigan law. Within Article V, Directors, the Chairman of Board title was moved from the “Officers” section to the “Directors” section; and language was added to clarify that the Chairman is chosen from among the Board and that the Presiding Director is elected from among the independent Directors.

Within Article VI, Directors’ Meetings, references to “Vice Chairman” were removed throughout; the Presiding Director or a majority of the Board were added as persons who may direct that a meeting be held, in addition to the Chairman or the President; and electronic transmission was added as an additional means for taking action without meeting (consistent with provisions in the Michigan Business Corporation Act). Within Article X, Powers and Duties, changed all titles from “Principal” to “Chief.” Within Article XI, Stock, removed the Chairman and Vice Chairman from signing certificates and facsimile signatures. Within Article XII, Authorized Signatures, removed references to Chairman and Vice Chairman as being able to designate who can sign checks, drafts and other negotiable instruments; and added Executive Vice President, Senior Vice President, Controller and Secretary as officers able to designate person(s) who can sign checks, drafts and other negotiable instruments.

The preceding disclosure is qualified in its entirety by reference to the amendments of CMS Energy’s and Consumers’ bylaws. Copies of each of CMS Energy’s and Consumers’ amended and restated bylaws are attached as exhibits 3.1 and 3.2, respectively and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the CMS Energy annual meeting of shareholders held on May 21, 2010, the CMS Energy shareholders voted upon four proposals as described in the CMS Energy Proxy Statement dated April 9, 2010. The results of the shareholder votes are as follows:

•	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2010 was approved, with a vote as follows:

Number of Votes:
For 202,669,949	Against 375,373	Abstentions 313,394	Broker non-votes 0

•	Shareholder proposal requesting quantitative goals, based on current technologies, for reducing total greenhouse gas emissions from CMS Energy’s products and operations was not approved, with a vote as follows:

Number of Votes:
For 53,130,757	Against 98,230,118	Abstentions 36,027,461	Broker non-votes 15,970,380

•	Shareholder proposal requesting a report on CMS Energy’s efforts, above and beyond current compliance, to reduce environmental and health hazards associated with coal combustion waste, and how those efforts may reduce legal, reputation and other risks to CMS Energy’s finances and operations was not approved, with a vote as follows:

Number of Votes:
For 65,222,435	Against 86,089,676	Abstentions 36,076,225	Broker non-votes 15,970,380

•	Proposal to elect ten members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:
	For	Withheld	Broker non-votes
Merribel S. Ayres	186,441,736	946,600	15,970,380
Jon E. Barfield	186,437,812	950,524	15,970,380
Stephen E. Ewing	174,005,027	13,383,309	15,970,380
Richard M. Gabrys	183,333,748	4,054,588	15,970,380
David W. Joos	186,073,592	1,314,744	15,970,380
Philip R. Lochner, Jr.	174,008,522	13,379,814	15,970,380
Michael T. Monahan	173,974,244	13,414,092	15,970,380
John G. Russell	186,115,315	1,273,021	15,970,380
Kenneth L. Way	185,870,107	1,518,229	15,970,380
John B. Yasinsky	172,789,980	14,598,356	15,970,380

CONSUMERS
Consumers did not solicit proxies for the matters submitted to votes at the contemporaneous May 21, 2010 Consumers’ annual meeting of shareholders. All 84,108,789 shares of Consumers common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers’ financial statements for the year ending December 31, 2010. None of the 441,599 shares of Consumers preferred stock were voted at the annual meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 CMS Energy Corporation Bylaws, amended and restated as of May 21, 2010

3.2 Consumers Energy Company Bylaws, amended and restated as of May 21, 2010

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: May 26, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: May 26, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	CMS Energy Corporation Bylaws, amended and restated as of May 21, 2010
3.2	Consumers Energy Company Bylaws, amended and restated as of May 21, 2010